                                                                  EXHIBIT 10.18



                      AMENDMENT NO. 1 TO CREDIT AGREEMENT


         THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment No. 1"), dated as of December 18, 1996, is entered into by and among PERSONNEL GROUP OF AMERICA, INC. (the "Borrower"), CERTAIN SUBSIDIARIES OF THE BORROWER IDENTIFIED ON THE SIGNATURES PAGES HERETO (the "Guarantors"), NATIONSBANK, N.A. (the "Existing Lender"), THE PERSONS IDENTIFIED AS A "NEW LENDER" ON THE SIGNATURE PAGES HERETO (the "New Lenders" and, together with the Existing Lender, the "Lenders") and NATIONSBANK, N.A., as agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

         WHEREAS, the Borrower, the Guarantors, the Existing Lender and the Agent entered into that certain Credit Agreement dated as of September 30, 1996 (the "Existing Credit Agreement");

         WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:


                                     PART I
                                   DEFINITIONS

                  SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment No. 1, including its preamble and recitals, have the following meanings:

                  "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

                  "Amendment No. 1 Effective Date" is defined in Subpart 3.1.

                  SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 1, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.




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



                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

         SUBPART 2.1. Amendment to Section 1.1. The definition of "Borrower's Obligations" set forth in Section 1.1 of the Existing Credit Agreement is amended in its entirety to read as follows:

                  "Borrower's Obligations" means, without duplication, (i) all of the obligations of the Borrower to the Lenders (including the Issuing Lender) and the Agent, whenever arising, under the Credit Agreement, the Notes or any of the other Credit Documents (including, but not limited to, any interest accruing after the occurrence of a Bankruptcy Event with respect to the Borrower, regardless of whether such interest is an allowed claim under the Bankruptcy Code) and (ii) all liabilities and obligations, whenever arising, owing from the Borrower to any Lender, or any Affiliate of a Lender, arising under any Hedging Agreement.

         SUBPART 2.2. Amendment to Section 2.1(a). Section 2.1(a) of the Existing Credit Agreement is amended in its entirety to read as follows:

         2.1 Loans.

                  (a) Commitment. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Lender severally agrees to make available to the Borrower such Lender's Commitment Percentage of revolving credit loans requested by the Borrower in Dollars ("Loans") from time to time from the Closing Date until the Termination Date, or such earlier date as the Commitments shall have been terminated as provided herein for the purposes hereinafter set forth; provided, however, that the sum of the aggregate principal amount of outstanding Loans shall not exceed ONE HUNDRED TWENTY-FIVE MILLION DOLLARS ($125,000,000) (as such aggregate maximum amount may be reduced from time to time as provided in Section 3.4, the "Committed Amount") ; provided, further, (i) with regard to each Lender individually, such Lender's outstanding Loans shall not exceed such Lender's Commitment Percentage of the Committed Amount, and
         (ii) with regard to the Lenders collectively, the aggregate principal amount of outstanding Loans plus LOC Obligations outstanding shall not exceed the Committed Amount. Loans may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof; provided, however, that (x) during the Initial Interest Rate Period, all Eurodollar Loans shall have an Interest


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         Period of one (1) month and (y) no more than 7 Eurodollar Loans shall be outstanding hereunder at any time. For purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of the existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period. Loans hereunder may be repaid and reborrowed in accordance with the provisions hereof.

         SUBPART 2.3. Amendments to Schedule 2.1(a). Schedule 2.1(a) of the Existing Credit Agreement is hereby deleted in its entirety and a new schedule in the form of Schedule 2.1(a) attached hereto is substituted therefor.


                                    PART III
                           ASSIGNMENTS AND ASSUMPTIONS

         The Existing Lender hereby sells and assigns, without recourse, to the New Lenders, and the New Lenders hereby purchase and assume, without recourse, from the Existing Lender, effective as of the Amendment No. 1 Effective Date, such interests in the Existing Lender's rights and obligations under the Existing Credit Agreement (including, without limitation, the Commitments of the Existing Lender on the Amendment No. 1 Effective Date and the Loans and LOC Obligations which are outstanding on the Amendment No. 1 Effective Date) as shall be necessary in order to give effect to the reallocations of the Committed Amounts and Commitment Percentages effected by the amendments to the Existing Credit Agreement pursuant to Part II. The Existing Lender and each of the New Lenders hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 11.3(b) of the Amended Credit Agreement. From and after the Amendment No. 1 Effective Date (i) each of the New Lenders shall be a party to and be bound by the provisions of the Amended Credit Agreement and, to the extent of the interests assigned hereby, have the rights and obligations of a Lender thereunder and under the other Credit Documents and
(ii) the Existing Lender shall, to the extent of the interests assigned hereby, relinquish its rights and be released from its obligations under the Existing Credit Agreement. The Agent shall record in the register referred to in Section 11.3(c) of the Amended Credit Agreement on the Amendment No. 1 Effective Date the information relating to the assignments and assumptions effected pursuant to this Part III. The Agent hereby agrees (i) that no transfer fee shall be payable under Section 11.3(b) of the Existing Credit Agreement or otherwise in connection with the assignments effected pursuant to this Part III and (ii) to pay to each New Lender its portion of the Upfront Fee as separately agreed to by the Agent and such New Lender.



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



                                     PART IV
                           CONDITIONS TO EFFECTIVENESS

         SUBPART 4.1. Amendment No. 1 Effective Date. This Amendment No. 1 shall be and become effective as of the date hereof (the "Amendment No. 1 Effective Date") when all of the conditions set forth in this Subpart 4.1 shall have been satisfied, and thereafter this Amendment No. 1 shall be known, and may be referred to, as "Amendment No. 1."

         SUBPART 4.1.1. Execution of Counterparts of Amendment. The Agent shall have received executed counterparts (or other evidence of execution, including facsimile signatures, satisfactory to the Agent) of this Amendment No. 1, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors, the Lenders and the Agent.

         SUBPART 4.1.2. Execution of Notes. The Agent shall have received an appropriate original Note for each Lender (but, in the case of the new Note to the Existing Lender, with notation thereon that it is given in substitution for and replacement of the original Note or any replacement notes thereof).

         SUBPART 4.1.3. Corporate Authority. The Agent shall have received all documents it may reasonably request relating to the corporate or other necessary authority for the execution, delivery and performance of this Amendment No. 1.

         SUBPART 4.1.4. Other Documents. The Agent shall have received such other documents as the Agent, the Lender or counsel to the Agent may reasonably request.


                                     PART V
                                  MISCELLANEOUS

         SUBPART 5.1. Cross-References. References in this Amendment No. 1 to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment No. 1.

         SUBPART 5.2. Instrument Pursuant to Existing Credit Agreement. This Amendment No. 1 is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SUBPART 5.3. References in Other Credit Documents. At such time as this Amendment No. 1 shall become effective pursuant to the terms of Subpart 3.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Amended Credit Agreement.

         SUBPART 5.4. Representations and Warranties. Each Credit Party hereby represents and warrants that (i) each Credit Party that is party to this Amendment No. 1: (a) has the requisite corporate power and authority to execute, deliver and perform this Amendment No. 1, as


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applicable and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Amendment No. 1, (ii) the Borrower has no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of its obligations thereunder, or if the Borrower has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lender's execution and delivery of this Amendment No. 1, (iii) the representations and warranties contained in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and (iv) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof or will occur as a result of the transactions contemplated hereby.

         SUBPART 5.5. Liens. The Borrower and the Guarantors, as applicable, affirm the liens and security interests created and granted in the Credit Documents and agree that this Amendment No. 1 shall in no manner adversely effect or impair such liens and security interest.

         SUBPART 5.6. Acknowledgement of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment No. 1 and agree that this Amendment No. 1 and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Amended Credit Agreement or the other Credit Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Guarantors' obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment No. 1.

         SUBPART 5.7. No Other Changes. Except as expressly modified and amended in this Amendment No. 1, all the terms, provisions and conditions of the Credit Documents shall remain unchanged.

         SUBPART 5.8. Counterparts. This Amendment No. 1 may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SUBPART 5.9. Entirety. This Amendment No. 1, the Amended Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.



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         SUBPART 5.10. Governing Law. THIS AMENDMENT NO. 1 AND THE RIGHTS AND
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

         SUBPART 5.11. Successors and Assigns. This Amendment No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.






                             [Signatures to Follow]









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



         This Amendment No. 1 is executed as of the day and year first written above.

BORROWER:                           PERSONNEL GROUP OF AMERICA, INC.,
                                    a Delaware corporation

                                    By: /s/ Ken Bramlett
                                        ----------------------------------
                                    Name:  Ken Bramlett
                                         ------------------------------------
                                    Title: Senior Vice President
                                          -----------------------------------


GUARANTORS:                         STAFFPLUS, INC.,
                                    a Delaware corporation

                                    By:  /s/ Ken Bramlett
                                       --------------------------------------
                                    Name:  Ken Bramlett
                                         ------------------------------------
                                    Title: Vice President
                                          -----------------------------------



                                    THOMAS STAFFING SERVICES, INC.,
                                    a California corporation

                                    By: /s/ Ken Bramlett
                                       --------------------------------------
                                    Name:  Ken Bramlett
                                         ------------------------------------
                                    Title: Vice President
                                          -----------------------------------


                                    PFI CORP.,
                                    a Delaware corporation

                                    By: /s/ Ken Bramlett
                                       --------------------------------------
                                    Name:  Ken Bramlett
                                         ------------------------------------
                                    Title: Vice President
                                          -----------------------------------



                                    NURSEFINDERS, INC.,
                                    a Texas corporation

                                    By: /s/ Ken Bramlett
                                       --------------------------------------
                                    Name:  Ken Bramlett
                                         ------------------------------------
                                    Title: Vice President
                                          -----------------------------------





                         [Guarantor Signatures Continue]


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                                    NF SERVICES, INC.,
                                    a New York corporation

                                    By: /s/ Ken Bramlett
                                       --------------------------------------
                                    Name:  Ken Bramlett
                                         ------------------------------------
                                    Title: Vice President
                                          -----------------------------------


                                    B.C.P., INC.,
                                    a Hawaii corporation

                                    By: /s/ Ken Bramlett
                                       --------------------------------------
                                    Name:  Ken Bramlett
                                         ------------------------------------
                                    Title: Vice President
                                          -----------------------------------


                                    PROFILE TEMPORARY SERVICES, INC.,
                                    an Illinois corporation


                                    By: /s/ Ken Bramlett
                                       --------------------------------------
                                    Name:  Ken Bramlett
                                         ------------------------------------
                                    Title: Vice President
                                          -----------------------------------


                                    INFOTECH SERVICES, INC.,
                                    a North Carolina corporation


                                    By: /s/ Ken Bramlett
                                       --------------------------------------
                                    Name:  Ken Bramlett
                                         ------------------------------------
                                    Title: Vice President
                                          -----------------------------------


                                    BROUGHTON SYSTEMS, INC.,
                                    a Virginia corporation


                                    By: /s/ Ken Bramlett
                                       --------------------------------------
                                    Name:  Ken Bramlett
                                         ------------------------------------
                                    Title: Vice President
                                          -----------------------------------



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EXISTING LENDER:                    NATIONSBANK, N.A.,
                                    individually in its capacity as a Lender and in its capacity as Agent

                                    By:  /s/ Mark D. Halmrast
                                       --------------------------------------
                                    Name:  Mark D. Halmrast
                                         ------------------------------------
                                    Title: Vice President
                                          -----------------------------------



NEW LENDERS:                        BANK OF AMERICA, ILLINOIS


                                    By:  /s/ Richard E. Bryson
                                       --------------------------------------
                                    Name:  Richard E. Bryson
                                         ------------------------------------
                                    Title: Managing Director
                                          -----------------------------------



                                    BANQUE PARIBAS


                                    By:  /s/ Duane P. Helkowski
                                       --------------------------------------
                                    Name:  Duane P. Helkowski
                                         ------------------------------------
                                    Title: Assistant Vice President
                                          -----------------------------------

                                    By:  /s/ John J. McCormick, III
                                       --------------------------------------
                                    Name:  John J. McCormick, III
                                         ------------------------------------
                                    Title: Vice President
                                          -----------------------------------



                                    COMERICA BANK


                                    By:  /s/ Tamara J. Gurne
                                       --------------------------------------
                                    Name:  Tamara J. Gurne
                                         ------------------------------------
                                    Title: Account Officer
                                          -----------------------------------


                                    CREDIT LYONNAIS ATLANTA AGENCY


                                    By:  /s/ David M. Cawrse
                                       --------------------------------------
                                    Name:  David M. Cawrse
                                         ------------------------------------
                                    Title: Vice President
                                          -----------------------------------


                          [Lender Signatures Continue]





                                      S-3


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                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By:  /s/ William J. Oleferchik
                                       --------------------------------------
                                    Name:  William J. Oleferchik
                                         ------------------------------------
                                    Title: Authorized Agent
                                          -----------------------------------


                                    PNC BANK, NATIONAL ASSOCIATION


                                    By:  /s/ Robert J. Mitchell, Jr.
                                       --------------------------------------
                                    Name: Robert J. Mitchell, Jr.
                                         ------------------------------------
                                    Title: Vice President
                                          -----------------------------------


                                    UNITED STATES NATIONAL BANK OF OREGON

                                    By:  /s/ J. Stephen Mitchell
                                       --------------------------------------
                                    Name:  J. Stephen Mitchell
                                         ------------------------------------
                                    Title: Vice President
                                          -----------------------------------



                                      S-4